UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 1, 2024
___________
VIPER ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE		001-36505	46-5001985
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below with respect to the Exchange Agreement, the Option Agreement and the Registration Rights Agreement, each as defined in Item 2.01, is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2024, Viper Energy, Inc. (“Viper”) and its operating subsidiary, Viper Energy Partners LLC (“OpCo”, and together with Viper, the “Buyer Parties”) completed the acquisition (the “Acquisition”) of all of the issued and outstanding interests in TWR IV, LLC and TWR IV SellCo, LLC from Tumbleweed Royalty IV, LLC (“TWR IV”) and TWR IV SellCo Parent, LLC (together with TWR IV, the “Sellers”) under the previously reported Purchase and Sale Agreement, dated as of September 11, 2024, by and among the Buyer Parties and the Sellers (the “Purchase and Sale Agreement”), as described in Item 1.01 of Viper’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2024 (the “Initial 8-K”). The total consideration for the Acquisition consisted of (i) approximately $459.0 million in cash, (ii) the issuance of an aggregate of 10,093,670 units representing limited liability company interests in OpCo (the “OpCo Units”) to TWR IV and (iii) an option granted for TWR IV to acquire 10,093,670 shares (the "Option Shares") of Viper’s Class B Common Stock (the “Class B Common Stock”). The cash consideration for the Acquisition was funded through a combination of cash on hand, borrowings under OpCo’s revolving credit facility and proceeds from the previously reported underwritten public offering of Viper’s Class A Common Stock (the “Class A Common Stock”). The Purchase and Sale Agreement also contemplates the payment of contingent cash consideration of up to $41.0 million payable in January of 2026, based on the average price of West Texas Intermediate (WTI) light sweet crude oil prompt month futures contracts for the calendar year 2025.

The material terms of the Purchase and Sale Agreement and, to the extent applicable, any material relationships among the parties and their affiliates were reported in the Initial 8-K and are incorporated herein by reference.

In connection with the closing of the Acquisition, Viper, OpCo and TWR IV entered into the Class B Common Stock Option Agreement (the “Option Agreement”), pursuant to which TWR IV may exercise its option to acquire the Option Shares (the “Option”).

In addition, at the closing of the Acquisition, Viper, OpCo, Diamondback E&P LLC, Diamondback Energy, Inc., TWR IV, and, for the limited purpose specified therein, Viper Energy Partners GP LLC, entered into a Second Amended and Restated Exchange Agreement (the “Exchange Agreement”), pursuant to which TWR IV was added as a holder and party to the Exchange Agreement entitled to the exchange rights (the “Exchange Rights”) with respect to the OpCo Units received pursuant to the Purchase and Sale Agreement and, where applicable, Option Shares upon exercise of the Option, for shares of Class A Common Stock.

At the closing of the Acquisition, Viper entered into a Registration Rights Agreement with TWR IV (the “Registration Rights Agreement”), pursuant to which (i) TWR IV received certain demand and piggyback registration rights with respect to the shares of the Class A Common Stock to be received by TWR upon exercise of its Exchange Rights and, if applicable, the Option (the “TWR IV Class A Shares”), and (ii) Viper will file with the SEC, subject to Sellers’ delivery of certain financial statements for the assets acquired in the Acquisition and satisfaction of certain other conditions, as promptly as reasonably practicable to facilitate effectiveness on or before the date that is six months following the closing of the Acquisition and in any event within 90 days from October 1, 2024, a shelf registration statement registering for resale the TWR IV Class A Shares, cause such shelf registration statement to be declared effective promptly thereafter and cause the TWR IV Class A Shares to be listed on the Nasdaq Global Select Market.

As previously reported in Item 1.01 of the Initial 8-K, all of the OpCo Units to be issued to TWR IV, the Option Shares, if issued, and all of the TWR IV Class A Shares to be issued to TWR IV upon its exercise of the Exchange Rights will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering.

The foregoing descriptions of the Option Agreement, the Exchange Agreement and the Registration Rights Agreement are subject to and qualified in their entirety by reference to the Option Agreement, the Exchange Agreement and the Registration Rights Agreement, copies of which are filed herewith as Exhibit 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above with respect to the OpCo Units, the Option Shares, if issued, and the TWR IV Class A Shares to be issued to TWR IV upon its exercise of the Exchange Rights is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Third Amended and Restated Limited Liability Company Agreement

On October 1, 2024, Viper, it its capacity as the sole managing member of OpCo, approved and adopted the Third Amended and Restated Limited Liability Company Agreement of OpCo (the “Third OpCo LLC Agreement”). The Third OpCo LLC Agreement was adopted to, among other things, include TWR IV as a member of OpCo.

The foregoing description of the Third OpCo LLC Agreement is qualified in its entirety by reference to the text of the Third OpCo LLC Agreement, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

Closing of Acquisition Announcement

On October 1, 2024, Viper issued a press release announcing the closing of the Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

a) Financial Statements of Business or Funds Acquired.

The audited consolidated financial statements of (i) TWR IV and (ii) the sellers in the previously announced acquisitions of all of the issued and outstanding equity interests in MC TWR Royalties, LP, MC TWR Intermediate, LLC and Tumbleweed-Q Royalties, LLC, completed on September 3, 2024 (together, the “Q and M Acquisitions” and, collectively with the Acquisition, the “Acquisitions”), which financial statements comprise the consolidated balance sheets, the consolidated statements of operations, the consolidated statements of changes in members’ equity and the consolidated statements of cash flows, and the related notes to the consolidated financial statements, as of and for the year ended December 31, 2023, were filed as Exhibits 99.4, 99.3 and 99.2 to the Initial 8-K.

The unaudited interim consolidated financial statements of the sellers in the Acquisitions, which financial statements comprise the consolidated balance sheet, the consolidated statements of operations, the consolidated statements of changes in members’ equity and the consolidated statements of cash flows, and the related notes to the consolidated financial statements for the six months ended June 30, 2024, were filed as Exhibits 99.7, 99.6 and 99.5 to the Initial 8-K.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Viper for the Acquisitions, which financial information comprises the consolidated balance sheet as of June 30, 2024 and the consolidated statements of operations for the six months ended June 30, 2024 and year ended December 31, 2023, and the related notes thereto, was filed as Exhibit 99.8 to the Initial 8-K.

(d) Exhibits

Exhibit Number	Description
2.1*#
Purchase and Sale Agreement, dated as of September 11, 2024, by and among Tumbleweed Royalty IV, LLC and TWR IV SellCo Parent, LLC (collectively, as sellers), Viper Energy Partners LLC (as buyer) and Viper Energy, Inc. (as parent, and collectively with Viper Energy Partners LLC, as buyer parties) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed by Viper Energy, Inc. with the SEC on September 11, 2024).

3.1*	Third Amended and Restated Limited Liability Company Agreement of Viper Energy Partners LLC.
4.1*	Class B Common Stock Option Agreement, dated as of October 1, 2024, by and between Viper Energy, Inc., Viper Energy Partners LLC and Tumbleweed Royalty IV, LLC.
4.2*
Second Amended and Restated Exchange Agreement, dated October 1, 2024, by and among Viper Energy, Inc., Viper Energy Partners LLC, Diamondback E&P LLC, Diamondback Energy, Inc. and Tumbleweed Royalty IV, LLC.

4.3*	Registration Rights Agreement, dated as of October 1, 2024, by and between Viper Energy, Inc. and Tumbleweed Royalty IV, LLC.
99.1**	Press release dated October 1, 2024, entitled “Viper Energy, Inc., a Subsidiary of Diamondback Energy, Inc., Announces Closing of Acquisition.”
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.
**	Furnished herewith.
#	Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date:	October 2, 2024

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary